SECOND AMENDMENT TO
AMENDED AND RESTATED STRATEGIC ALLIANCE AGREEMENT
(NICOTINIC ALPHA-7 PROGRAM)
     This SECOND AMENDMENT TO AMENDED AND RESTATED STRATEGIC ALLIANCE AGREEMENT (NICOTINIC ALPHA-7 PROGRAM) (this “Amendment”) is executed to be effective this 18th day of June, 2007, by and among Memory Pharmaceuticals Corp. (“Memory”), and F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc. (together, “Roche”).
     WHEREAS, Memory and Roche have previously entered into an Amended and Restated Strategic Alliance Agreement (Nicotinic Alpha-7 Program) (including its schedules and appendices) dated as of February 27, 2006, as amended on March 30, 2007 (the “Agreement”), which sets forth the parties’ rights, duties and obligations under the Agreement; and
     WHEREAS, the parties wish to amend the Agreement and agree to the other provisions as set forth herein.
     NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the parties hereby agree as follows:
1.	The definition of “End of Phase IIa” in Article 1 of the Agreement is hereby amended and restated to read in its entirety as follows:
“End of Phase IIa” means the date that one Phase IIa clinical trial has been completed.
2.	The definition of “License Exercise Period” in Article 1 of the Agreement is hereby amended and restated to read in its entirety as follows:
“License Exercise Period” means, with respect to Compound 3454, the sixty (60) day period immediately following the later of (a) the End of Phase IIa, or (b) the date of delivery by Memory to Roche of the data and reports specified in Schedule 1 as Requirements at End of Phase IIa under either the heading Clinical Data Package Requirement (Neurology) or Clinical Data Package (Psychiatry).
     3. The following definition is hereby added to Article 1 of the Agreement:
“CIAS Trial” means a Phase IIa trial aimed at treating cognitive impairment associated with schizophrenia, which Phase IIa trial (a) tests multiple doses of Compound 3454, (b) is placebo-controlled and double-blinded, (c) requires dosing per patient based on a treatment plan with a period of at a minimum of [*] weeks in duration, (d) includes a minimum of [*] patients randomized [*], (e) has as its primary outcome an assessment of cognition [*], (f)
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uses secondary outcome measures in two areas: general psychopathology (positive and negative symptoms of schizophrenia; depression) and social competence, and (g) includes smokers and non-smokers.
4.	Notwithstanding anything contained in the Agreement to the contrary (including, without limitation, Section 9.1 thereof), Memory and Roche hereby agree that Memory shall initiate and pay the costs associated with the CIAS Trial.

5.	Section 4.4 of the Agreement is hereby amended and restated to read in its entirety as follows:
Roche shall pay to Memory the payments set forth on Exhibits B, C and D hereto upon the occurrence of each of the Events listed on such Exhibits.
6.	Exhibit B to the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit B attached hereto.

7.	Schedule 1 to the Agreement is hereby amended and restated to read in its entirety as set forth on Schedule 1 attached hereto.

8.	Section 16.4(a) of the Agreement is hereby amended and restated to read in its entirety as follows:
Roche shall have the unilateral right to elect not to maintain its rights to obtain a License with respect to 3454 Products and, following the exercise by Roche of such right, not to maintain such License rights, upon the occurrence of each of the four Events, if applicable, described in Section 1(a) and Section 1(b) of Exhibit B hereto with respect to such Compound 3454. Roche may exercise such right by giving written notice thereof to Memory within sixty (60) days after the occurrence of the applicable Event. If Roche exercises such right, then Roche shall not have any obligation to make the payment to Memory related to such Event, Roche shall not have the right to obtain or continue to maintain, as the case may be, a License with respect to Compound 3454 or any 3454 Products, this Agreement shall terminate with respect to all Indications of Compound 3454 and 3454 Products, and Roche shall have no further obligation to make any payments pursuant to Section 4.4 and Article 5 hereof relating to Compound 3454 or 3454 Products, except to the extent such payment obligations accrued and was not paid by Roche prior to the occurrence of the applicable Event.
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9.	Notwithstanding anything contained herein to the contrary, this Amendment and all the terms and conditions set forth herein are contingent upon and shall come into full force and effect only upon the execution and delivery by the parties of an Amended and Restated Collaboration and License Agreement, which amends and restates the Collaboration and License Agreement dated
July 29, 2002, as amended, among the parties, upon terms mutually agreed upon by the parties.

10.	This Amendment, along with the Agreement, shall constitute the entire agreement between the Parties with respect to the subject matter of the Agreement. All other terms of the Agreement shall remain in full force and effect. To the extent that there are any inconsistencies between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall prevail in effect. This Amendment may be executed by facsimile and in any number of counterparts, each of which shall be deemed an original but all of such together shall constitute one and the same instrument.
[Signature block on the next page]
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     IN WITNESS WHEREOF, the parties have executed this Second Amendment to be effective as of the day and year first above written.

MEMORY PHARMACEUTICALS CORP.	HOFFMANN-LA ROCHE INC.

By: /s/ James R. Sulat	By: /s/ Warwick S. Bedwell

Name: James R. Sulat	Name: Warwick S. Bedwell
Title: President and CEO	Title: Vice President
Global Head of Business Development

F. HOFFMANN-LA ROCHE LTD

By: /s/ Stefan Arnold

Name: Stefan Arnold
Title: Legal Counsel

By: /s/ Robin Breckenridge

Name: Robin Breckenridge
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Exhibit B
(Amended and Restated Exhibit B)
Payments With Respect to 3454 Products
1. Payments to Maintain Roche License Rights with respect to 3454 Products.
(a)	Neurological Indications. Roche shall pay to Memory, in order to maintain its license rights with respect to 3454 Products pursuant to Section 4.4 of the Agreement and the other provisions of the Agreement with respect to such 3454 Products, the following non-refundable and non-creditable payments upon the first occurrence of the following Events for such any such 3454 Product.

Event	Payment (mio US$)
[*] (or foreign equivalent) for a Neurological Indication and delivery of the data and reports specified in Schedule 1	[*]

[*] (or foreign equivalent) for a Neurological Indication and delivery of the data and reports specified in Schedule 1	[*][1]
(b)	Psychiatric Indications. Roche shall pay to Memory, in order to maintain its license rights with respect to 3454 Products pursuant to Section 4.4 of this Agreement and the other provisions of the Agreement with respect to such 3454 Products, the following non-refundable and non-creditable payments upon the first occurrence of the following Events for any such 3454 Product.

Event	Payment (mio US$)
[*] (or foreign equivalent) for a Psychiatric Indication and delivery of the data and reports specified in Schedule 1	[*]

[*] (or foreign equivalent) for a Psychiatric Indication and delivery of the data and reports specified in Schedule 1	[*]

[1]	If any 3454 Product is for a Neurological indication other than Alzheimer’s Disease, then the payment shall be [*] dollars ($[*]).
Exhibit B – Page 1
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Each payment in Section 1(a) and 1(b) shall be due and payable by Roche within sixty (60) days after occurrence of the applicable Event. Roche will make each of such payments only once.2
For the avoidance of doubt, the Parties confirm and agree that no amount payable under Section 4.4 of the Agreement or this Exhibit B or any of the other Exhibits thereto shall reduce any royalties payable under Article 5 of the Agreement or any of the other Exhibits thereto.
2. Development Event Based Payments.
(a)	Neurological Indications. Roche shall pay to Memory with respect to any 3454 Product the following non-refundable and non-creditable payments upon the first occurrence of the following Events for such 3454 Product:

Event	Payment (mio US$)
[*] (or a foreign equivalent) for a Neurological Indication	[*]
[*] for a Neurological Indication	[*]
[*] for a Neurological Indication	[*]
(b)	Psychiatric Indications. Roche shall pay to Memory with respect to any 3454 Product the following non-refundable and non-creditable payments upon the first occurrence of the following Events for such 3454 Product:

Event	Payment (mio US$)
[*] (or foreign equivalent) for a Psychiatric Indication	[*]
[*] for a Psychiatric Indication	[*]
[*] for a Psychiatric Indication	[*]
(c)	Other Indications. Roche shall pay to Memory the following non-refundable, non-creditable payments upon the first occurrence of the following Events for a 3454 Product:

[2]	By way of example, upon the occurrence of the [*] (or a foreign equivalent) for a Neurological Indication and delivery of the data and reports specified in Schedule 1, Roche shall pay to Memory (subject to footnote 1 of this Exhibit B) [*] dollars ($[*]). Upon a subsequent occurrence of [*] (or foreign equivalent) for a Psychiatric Indication and delivery of the data and reports specified in Schedule 1, Roche shall pay to Memory [*] dollars ($[*]).
Exhibit B – Page 2
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Event	Payment (mio US$)
[*] (or foreign equivalent) for an Other Indication	[*]
[*] for an Other Indication	[*]
[*] for an Other Indication	[*]
Each payment in Section 2(a), 2(b) and 2(c) shall be due and payable by Roche within sixty (60) days after occurrence of the applicable Event. Roche will make each of such payments only once.
For the avoidance of doubt, the Parties confirm and agree that no amount payable under Section 4.4 of the Agreement or this Exhibit B or any of the other Exhibits thereto shall reduce any royalties payable under Article 5 of the Agreement or any of the other Exhibits thereto.
Exhibit B – Page 3
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Schedule 1
(Amended and Restated Schedule 1)
Schedule 1
Compound 3454 Data and Reports
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SCHEDULE 1 – Page 1
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